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                                                                    EXHIBIT 99.8


                            IGEN INTERNATIONAL, INC.
                             16020 INDUSTRIAL DRIVE
                             GAITHERSBURG, MD 20877
                                  July 24, 2003

Meso Scale Diagnostics, LLC.
9238 Gaither Road
Gaithersburg, MD 20877
Attn: Jacob N. Wohlstadter

Meso Scale Technologies, LLC.,
JW Consulting Services, L.L.C. and
Jacob N. Wohlstadter

Dear Mr. Wohlstadter:

As you are aware, IGEN International, Inc., a Delaware corporation ("IGEN"), and Roche Holding Ltd, a joint stock company organized under the laws of Switzerland ("PARENT"), have agreed to enter into certain transactions, which include: (i) the merger of 66 Acquisition Corporation II ("MERGER SUB"), a Delaware corporation and wholly-owned subsidiary of Parent, with and into IGEN pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), among IGEN, IGEN Integrated Healthcare, LLC, a Delaware limited liability company ("NEWCO"), Merger Sub and Parent (the "MERGER"), (ii) the transfer, prior to the Merger, of certain of IGEN's assets to Newco (or to one or more of Newco's subsidiaries), the assumption by Newco (or one or more of Newco's subsidiaries) of certain of the liabilities of IGEN, and the conversion of Newco from a Delaware limited liability company to a Delaware corporation pursuant to the Restructuring Agreement, dated as of the date hereof, between IGEN and Newco (the "Restructuring"), and (iii) the execution and delivery of certain other transaction agreements in connection with the foregoing. As part of the Restructuring, IGEN has agreed to contribute, transfer and assign to Newco all of IGEN's right, title and interest in and to the agreements previously entered into by two or more of the parties to this letter agreement, as set forth on SCHEDULE 1 attached hereto (collectively, the "JOINT VENTURE DOCUMENTS"), and Newco has agreed to assume all obligations and liabilities of IGEN under the Joint Venture Documents.

In connection with the Proposed Transactions (as defined herein) and as a condition to their willingness to execute and deliver the Merger Agreement and the other agreements referenced above, IGEN and Parent have requested that Meso Scale Diagnostics, LLC. ("MSD"), Meso Scale Technologies, LLC. ("MST"), Jacob N. Wohlstadter ("JW") and JW Consulting Services, L.L.C. ("JWCS") execute and deliver one or more of the documents listed on SCHEDULE 2 to this letter agreement, including the Global Consent and Agreement, dated as of the date hereof, among Parent, IGEN, Newco, MSD, MST, JW and JWCS (the "GLOBAL CONSENT"). In consideration of the execution and delivery of such documents by MSD, MST, JW and JWCS, (i) IGEN and MST hereby agree to extend the expiration of the term of the Joint Venture

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Mr. Jacob N. Wohlstadter
July 24, 2003
Page 2

Agreement as set forth in Section 8.1 thereof in accordance with the terms of this letter agreement (but not IGEN's obligation to provide funding to MSD under the Joint Venture Agreement other than pursuant to the terms of this letter agreement), (ii) Newco hereby agrees to make or cause to be made to MSD by wire transfer the Closing Payment (as defined herein), and IGEN hereby agrees to provide Interim Funding (as defined herein) to MSD, in accordance with the terms of this letter agreement and (iii) the parties to this letter agreement hereby agree to be bound by the other agreements and understandings set forth in this letter agreement. For purposes of this letter agreement, "PROPOSED TRANSACTIONS" shall have the same meaning as the term "Transactions" as defined in the Global Consent.

1. Closing Payment and Interim Funding. In the event the Merger is consummated, on the first business day following the date of the Effective Time (as defined in the Merger Agreement) of the Merger, Newco shall make or cause to be made to MSD by wire transfer a Class C capital contribution in the amount of U.S. $37.5 million (the "CLOSING PAYMENT"); provided, however, that in the event the date of the Effective Time has not occurred prior to December 1, 2003 (the expiration of IGEN's existing obligation to provide committed funding to MSD under the approved 2003 budget), IGEN shall provide continued funding to MSD to be paid monthly on the first day of each month commencing on December 1, 2003 in an amount per month equal to 1/12th of the aggregate committed funding of IGEN under the approved 2003 budget pursuant to the Joint Venture Agreement (the "INTERIM FUNDING") until the earlier to occur of (i) the date of the Effective Time or (ii) the termination of the Merger Agreement in accordance with its terms, which Interim Funding shall reduce the amount of any Closing Payment and shall be treated as a Class C capital contribution to MSD. In the event the date of the Effective Time does not occur, MSD shall not have any obligation to repay any amounts provided to MSD as Interim Funding pursuant to this letter agreement or otherwise (except to the extent IGEN is entitled to receive distributions on the Class C interests pursuant to the Joint Venture Documents).

         2. Assignment of IGEN's Rights Hereunder to Newco. MST, MSD, JWCS and JW acknowledge that, upon the effectiveness of the Restructuring, this letter agreement, and all of IGEN's rights and obligations hereunder, shall be assigned by IGEN to Newco.

         3. Consents. IGEN consents to MSD and MST granting the consents and joining in the licenses as set forth in the Consent to License Agreement.

         4. Joint Venture Agreement Extension. Notwithstanding anything in the Joint Venture Agreement to the contrary, the term of the Joint Venture Agreement as set forth in Section 8.1 thereof shall expire on the later of (i) November 30, 2003 or (ii) the earlier of (a) the date of the Effective Time or
(b) the termination of the Merger Agreement prior to the Effective Time in accordance with its terms; provided that IGEN's obligation to provide funding to MSD under the Joint Venture Agreement beyond November 30, 2003 shall not be extended other than pursuant to the terms of this letter agreement.

         5. Developments. IGEN confirms and agrees that it will deliver a copy of all tangible items and electronic records or files included within the Developments (as defined in Section 3.6 of the Joint Venture Agreement) to MSD, and, upon MSD's request, agrees to provide MSD with

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Mr. Jacob N. Wohlstadter
July 24, 2003
Page 3

reasonable access to copies of tangible items and electronic records or files included within the Developments in IGEN's possession or control.

         6. Confidentiality. Notwithstanding the terms and conditions of any of the Joint Venture Documents, MSD may disclose the terms and conditions of one or more of the Joint Venture Documents and Confidential Information (as defined in Section 5.1 of the Joint Venture Agreement) to one or more third parties in connection with a proposed sale, acquisition, merger, financing or other similar transaction (including strategic collaborations) involving MSD (including disclosure of such information as required by a governmental rule or regulation and/or as reasonably requested by a third party to conduct a due diligence review) so long as (i) MSD provides written notice of such disclosure or proposed disclosure (any such notice to be kept confidential by the recipient thereof and not to be disclosed to any third party) to IGEN or, from and after the Effective Time, if any, Newco, no later than 30 days following such disclosure or, if earlier, its agreement to provide such disclosure, and (ii) each third party agrees to maintain the disclosed terms and conditions of the Joint Venture Documents and Confidential Information as confidential and to not disclose such information to any third party other than its attorneys, accountants and other professional advisors who agree to maintain such information as confidential and to not further disclose such information to any third party.

         7. Confirmation Regarding Treatment of Options. IGEN confirms and agrees that (i) on May 9, 1997 IGEN granted to JW a ten-year non-qualified stock option to purchase 180,000 shares of common stock of IGEN at the exercise price per share specified therein and (ii) effective August 1, 2000 IGEN granted to JW a ten-year non-qualified stock option to purchase 75,000 shares of common stock of IGEN at the exercise price per share specified therein, pursuant to IGEN's 1994 Stock Option Plan (collectively, the "JW OPTIONS"). Consistent with Section
7.04 of the Merger Agreement, such JW Options shall be deemed "Company Stock Options" and shall be cancelled upon the occurrence of the Effective Time and JW, as the holder of such options, shall be entitled to receive the consideration described therein as payable to holders of Company Stock Options.

         8. Representations and Warranties. Each of the parties to this letter agreement represents and warrants to the other parties to this letter agreement that the execution, delivery and performance of this letter agreement have been duly authorized by such party (including in the case of IGEN, by the Joint Venture Operating Committee of the Board of Directors of IGEN), that this letter agreement constitutes a valid and binding obligation of such party, enforceable in accordance with its terms, that such party has the right, power and authority to grant the rights and perform the obligations hereunder and under the Joint Venture Documents, and that neither the execution and delivery of this letter agreement nor the consummation of the performance of such party's obligations under this letter agreement constitutes a violation of, or default under, or conflicts with, (i) any terms of the articles of incorporation, bylaws or other organizational documents, as applicable, of such party, (ii) any order, judgment or decree of any court or governmental body binding upon or affecting such party, or (iii) any contract, commitment or other agreement or understanding to which such party is a party or by which it is bound.

         9. Termination. In the event the Merger Agreement is terminated pursuant to its terms prior

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Mr. Jacob N. Wohlstadter
July 24, 2003
Page 4

to the Effective Time, this letter agreement shall automatically and simultaneously terminate. In the event of such termination, no party shall have any liability to any other party pursuant to this letter agreement, except that IGEN will remain liable for any accrued and unpaid Interim Funding as of the date of such termination. It is understood that consummation of the Merger shall not constitute a termination of this letter agreement.

         10. Miscellaneous. This letter agreement and the terms and conditions hereof (including payments to be made after the date hereof) shall survive the expiration of the term of the Joint Venture Agreement or the termination for any reason of the Joint Venture Agreement. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This letter agreement may not be assigned by any party without the prior written consent of the other parties hereto, except (i) that the parties acknowledge and agree that the conversion of Newco in accordance with Section 2.01 of the Restructuring Agreement (as defined in the Merger Agreement) and the continuation of Newco as a result thereof shall be deemed not to be an assignment and shall not require the consent of any party and (ii) for the assignment by IGEN to Newco or an assignee described in the foregoing clause (i) in accordance with the provisions of paragraph 2 above. This letter agreement shall be deemed to modify and amend the Joint Venture Documents to the extent necessary to reflect the matters addressed in this letter agreement. It is agreed that the parties to this letter agreement shall be entitled, in addition to any and all other remedies, to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement. This letter agreement shall be governed by and construed in accordance with Delaware law (excluding choice of law principles) except for those provisions applicable to a specific Joint Venture Document, in which case the governing law provision set forth in such Joint Venture Document shall apply. Any provision of this letter agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this letter agreement, or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Please confirm that the foregoing accurately sets forth our agreement with respect to the matters described in this letter agreement by signing in the space provided below and returning a copy to IGEN's General Counsel.

                                           Sincerely,

                                           IGEN INTERNATIONAL, INC.

                                           By: /s/ Samuel J. Wohlstadter
                                               ----------------------------
                                           Name:   Samuel J. Wohlstadter
                                           Title:  Chairman and Chief
                                                   Executive Officer
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Mr. Jacob N. Wohlstadter
July 24, 2003
Page 5

AGREED UPON AND ACCEPTED:

IGEN INTEGRATED HEALTHCARE, LLC

By: /s/ Richard J. Massey
    ------------------------------------
     Name:  Richard J. Massey
     Title: President and Chief
            Operating Officer

MESO SCALE DIAGNOSTICS, LLC.

By: /s/ J. Wohlstadter
    -------------------------------------
    Jacob N. Wohlstadter
    President and Chief Executive Officer

MESO SCALE TECHNOLOGIES, LLC.

By: /s/ J. Wohlstadter
    -------------------------------------
    Jacob N. Wohlstadter
    President and Chief Executive Officer

JW CONSULTING SERVICES, L.L.C.

By: /s/ J. Wohlstadter
    ------------------------------------
    Jacob N. Wohlstadter

/s/ J. Wohlstadter
----------------------------------------
JACOB N. WOHLSTADTER

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                                   SCHEDULE 1

                         LIST OF JOINT VENTURE DOCUMENTS

1. Joint Venture Agreement dated as of November 30, 1995, as amended, among IGEN, MSD and MST ("JOINT VENTURE AGREEMENT").

2. Limited Liability Company Agreement of Meso Scale Diagnostics, LLC. dated as of November 30, 1995, as amended, between IGEN and MST.

3. IGEN/MSD License Agreement dated as of November 30, 1995, as amended, between IGEN and MSD.

4. MSD/MST Sublicense Agreement, dated as of November 30, 1995, as amended, among IGEN, MSD and MST.

5.       License Agreement dated as of November 30, 1995 among IGEN, MSD and
         MST.

6. Employment Agreement dated as of August 15, 2001 among IGEN, MSD, MST and JW.

7. Consulting Agreement dated as of August 15, 2001 between IGEN and JW ("CONSULTING AGREEMENT").

8. Letter agreement dated August 15, 2001, as amended, among IGEN, MSD and MST regarding employees.

9. Letter agreement dated August 15, 2001, as amended, among IGEN, MSD and MST regarding equipment.

10. Letter agreement dated August 15, 2001 among IGEN, JW and JWCS regarding insurance.

11. Letter agreement dated August 15, 2001 among IGEN, MSD, MST and JW regarding litigation and settlement fees and expenses.

12. Letter agreement dated August 15, 2001 among IGEN, MSD and JW regarding certain advisory and related activities.

13. Letter agreement dated November 30, 1995 between IGEN and JW regarding indemnification.

14.      Indemnification Agreement dated as of October 26, 2001 between IGEN and
         JW.

15. Indemnification Agreement effective as of November 30, 1996 between IGEN, JW and JWCS.

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16.      Agreement of Sublease for space at 9905A Gable Ridge Terrace, dated
         August 15, 2001, between IGEN and MSD.

17. Agreement of Sublease for space at 9905D Gable Ridge Terrace, dated August 15, 2001, between IGEN and MSD.

18. Agreement of Sublease for space at 9905B Gable Ridge Terrace, dated August 15, 2001, between IGEN and MSD.

19. Agreement of Sublease for space at 9915A Gable Ridge Terrace, dated August 15, 2001, between IGEN and MSD.

20. Agreement of Sublease for space at 9907C Gable Ridge Terrace, dated August 15, 2001, between IGEN and MSD.

21. Agreement of Sublease for space at 9141 Industrial Court, dated August 15, 2001, between IGEN and MSD.

22. Agreement of Sublease for space at 9101-9169 Arbuckle Drive, dated August 15, 2001, between IGEN and MSD.

23. Agreement of Sublease for space at 8000 West Park Drive, dated August 15, 2001, between IGEN and MSD.

24.      Agreement of Sublease for space at 16020 Industrial Drive (Shared with
         IGEN), dated August 15, 2001, between IGEN and MSD.

25. Agreement of Sublease for space at 9149-9161 Industrial Court (includes "Clean Room"), dated August 15, 2001, between IGEN and MSD.

26. Agreement of Sublease for space at 9234-9246 Gaither Road, dated August 15, 2001, between IGEN and MSD.

27. Letter agreement dated March 12, 2003 by and among IGEN, MSD, MST, JWCS and JW, amending the Joint Venture Documents with respect to the formation of MSD Europe, L.L.C.

28.      Letter agreement among MSD, IGEN and MST dated January 30, 2001.

29.      Letter agreement among MSD, IGEN and MST dated November 19, 2000.

30. Letter agreement among MSD, IGEN and MST and the attached non-binding term sheet dated February 20, 2001.

31. Confidentiality agreement dated April 28, 2003 among IGEN, MSD, Roche Diagnostics GmbH and F. Hoffman-La Roche Ltd.

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                                   SCHEDULE 2

                LIST OF DOCUMENTS REGARDING PROPOSED TRANSACTIONS

1.       Covenants Not to Sue (a copy of which is attached to this Schedule 2).

2. Consent by Meso Scale Diagnostics, LLC. and Meso Scale Technologies, LLC. to License Agreement (the "CONSENT TO LICENSE AGREEMENT") (a copy of which is attached to this Schedule 2).

3. Global Consent and Agreement (a copy of which is attached to this Schedule 2).

4. Joinder by Meso Scale Diagnostics, LLC. and Meso Scale Technologies, LLC. to Section 3.3 and Article 8 of the Ongoing Litigation Agreement (as defined in the Merger Agreement, a copy of which is attached to this Schedule 2).